Alloy Online, Inc. has omitted from this Exhibit 10.3 portions of the Agreement for which Alloy Online, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.


                                                                    EXHIBIT 10.3








                                AGREEMENT BETWEEN

                       HARRISON FULFILLMENT SERVICES, INC.

                                       AND

                               ALLOY DESIGNS, INC.



                                  JULY 23, 1997

                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----

1. APPOINTMENT...............................................................1
2. SERVICES..................................................................2
3. SERVICE LEVELS............................................................2
4. PLACE OF PERFORMANCE......................................................2
5. FEES AND CHARGES..........................................................3
6. PAYMENTS..................................................................5
7. IMPREST FUND..............................................................6
8. FORECASTS.................................................................7
9. SPECIAL SERVICES..........................................................9
11. RISK OF LOSS............................................................12
12. TAXES...................................................................13
13. MONETARY DEFAULT........................................................13
14. OTHER DEFAULTS..........................................................14
15. FORCE MAJEURE...........................................................14
16. TERM AND TERMINATION....................................................15
17. REPRESENTATIONS AND WARRANTIES..........................................16
18. COVENANTS OF THE COMPANY................................................18
19. INDEMNITY & LIABILITY...................................................19
20. INSURANCE...............................................................20
21. COMPLIANCE WITH LAWS....................................................20
22. RECORD INSPECTION.......................................................20
23. CONFIDENTIALITY.........................................................21
24. NOTICES.................................................................21
25. ASSIGNMENT..............................................................22
26. AMENDMENTS..............................................................23
27. GOVERNING LAW...........................................................23
28. ARBITRATION.............................................................23
29. COMPUTER PROGRAMS.......................................................24
30. BUSINESS DAY............................................................24
31. RELATIONSHIP............................................................24
32. HEADINGS................................................................25
33. SEVERABILITY............................................................25
34. NO WAIVER...............................................................25
35. FULL AGREEMENT..........................................................25
36. COUNTERPARTS............................................................26


     Exhibit A - Services..........................................Attached
               - Attachment 1 - Sample Report Package Contents.....Attached
     Exhibit B - Service Levels....................................Attached
     Exhibit C - Start-Up Services.................................Attached

     Exhibit D - Transaction Rates.................................Attached
     Exhibit E - Sales Tax Jurisdictions...........................Attached
     Exhibit F - Company's Certificate of Insurance................Attached
     Exhibit G - HFS's Certificate of Insurance....................Attached

     Schedule 1 - HFS Representation and Warranty Exceptions.......Attached
     Schedule 2 - Company Representation and Warranty Exceptions...Attached

                         FULFILLMENT SERVICES AGREEMENT



     This Fulfillment Services Agreement (the "AGREEMENT") dated as of July 23, 1997, by and between Harrison Fulfillment Services, Inc., a Tennessee corporation ("HFS"), and Alloy Designs, Inc., a Delaware corporation (the "COMPANY").

                               W I T N E S S E T H

     WHEREAS, the Company has a direct marketing program for the sale of various merchandise sold through the Alloy Catalog (respectively, the "MERCHANDISE" and the "CATALOG"); and

     WHEREAS, HFS is a provider of various services to the direct response industry, including, but not limited to, order entry; data processing; inbound and outbound telemarketing; customer service; pick, pack and ship; order fulfillment; warehousing and storage; and returns processing, and HFS will provide some or all of these services to the Company as more particularly described herein (the "SERVICES"); and

     WHEREAS, the Company desires that HFS provide Services in connection with the operation of its direct response business and HFS desires to provide such Services to the Company.

     NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   APPOINTMENT.

     The Company hereby appoints HFS as the primary provider of Services in connection with the Catalog upon the terms and conditions set forth in this Agreement.

2.   SERVICES.

     During the Term and subject to the terms hereof, HFS shall provide to the Company the Services set forth in EXHIBIT A hereto.

3.   SERVICE LEVELS.

     Certain of the Services set forth in EXHIBIT A are subject to the Service Levels set forth in EXHIBIT B (the "SERVICE LEVELS"). Such Service Levels define certain minimum standards of performance which HFS shall maintain in the rendering of the Services so long as the Company is not in Default (as defined in Section 14 hereof) hereunder. However, in circumstances in which this Agreement does not stipulate a certain Service Level to determine the minimum standard of performance HFS shall maintain with respect to any particular Service, HFS and the Company shall jointly agree upon the scope of HFS's obligations regarding such Service, and, in any event, HFS shall use its reasonable best efforts to provide the highest service levels reasonably possible under the circumstances. HFS shall deliver reports to the Company on a weekly basis to enable the Company to determine whether HFS is meeting the Service Levels.

4.   PLACE OF PERFORMANCE.

     The Services shall be performed at HFS's place of business in Chattanooga, Tennessee and at such other business locations as HFS may maintain from time to time; provided, however, that HFS shall not be precluded from out-sourcing certain Services, if necessary, on a temporary basis to providers which HFS determines to be reasonably acceptable so long as HFS remains primarily responsible for the providing of such out-sourced Services at the Service Levels. HFS will use its reasonable best efforts to notify the Company of its intent to utilize outsource providers prior to commencing any outsourcing.

5.   FEES AND CHARGES.

     In consideration for performance of the Services during the Term (as defined hereinafter), the Company shall pay to HFS the following fees and charges:

     (a) INITIAL START-UP FEE. The Company has paid HFS an initial start-up fee of $[ ]* (the "INITIAL START-UP FEE") in consideration of the start-up services agreed upon by the parties hereto as set forth in EXHIBIT C (the "START-UP SERVICES").

     (b) TRANSACTION FEES. (i) The Company shall pay HFS transaction fees ("TRANSACTION FEES") at the transaction rates set forth in EXHIBIT D, as such rates may be adjusted from time to time by the C.P.I. Adjustment and Forecast Adjustment described below (the "TRANSACTION RATES");

          (ii) The Transaction Rates shall be subject to adjustment as follows:

               A. The Transaction Rates shall be increased annually, effective January 1, 1998 and on January 1 of each year thereafter during the Term, by an amount equal to the percentage increase in the Urban Wage Earners and Clerical Workers-South-All Items consumer price index published by the U.S. Department of Labor for the most recent twelve (12) month period for which statistics are available on such dates determined by comparing such index to the index quoted for the immediately prior twelve month period (the "C.P.I. ADJUSTMENT").

               B. From and after the expiration of the sixth calendar month following the date that the first mailing of Catalogs is launched (the "FIRST MAILING"), the Transaction Rates shall also be subject to adjustment (the "FORECAST ADJUSTMENT") as follows:

               1. In the event that the number of phone orders, items shipped or units received (each a "COMPONENT") during any calendar month varies above or below the amount forecasted for such Component in the applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to HFS by no later than least fifteen

     (15) days prior to the commencement of such month) by more than ten percent (10%) but less than twenty-five percent (25%), then the Transaction Rates for such month shall be increased by ten percent (10%).

               2. In the event that a Component level during any calendar month varies above or below the amount forecasted for such Component in the applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to HFS by no later than least fifteen (15) days prior to the commencement of such month) by more than twenty-five percent (25%), then the Transaction Rates for such month shall be increased by twenty percent (20%). The "First Mailing" shall be deemed to have been launched on the date that the preponderant portion of the catalogs shall have been mailed from the printer for distribution to consumers.

          C. The Transaction Rates assume two lines per order and two item units per shipment. Additional charges will apply for more than two lines per order or more than two item units per shipment.

     (c) SPECIAL SERVICES FEES. If the Company requests that HFS provide Special Services (as defined and discussed in Section 9 hereinafter), the Company shall pay HFS such amount in respect of such Special Services as shall be agreed between the Company and HFS, which amount may include charges for setting up the required Special Service as well as for the performance thereof (the "SPECIAL SERVICES FEES").

     (d) CLOSE DOWN FEE. Upon any termination, including termination for Default as provided for in Sections 13 and 14, the Company shall pay termination charges relating to all close-down activities for all deprogramming for the HFS computer system and for such other activities as shall be agreed upon between HFS and the Company (the "CLOSE DOWN FEE"), including such activities as removal of Merchandise from racks, packing for shipment (if necessary), preparing freight documents for shipment to the Company's designated destination and loading on the trucks of the Company's designated carrier, together with the cost of any necessary supplies. The Company shall have the right to specify whether any required labor shall be performed on regular time or an overtime basis. [All close down activities shall be completed within thirty (30) days following termination. ]

6.   PAYMENTS.

     (a) INITIAL START-UP FEE. The initial start-up fee has been paid prior to the date of this Agreement.

     (b) TRANSACTION FEES. HFS shall, on a weekly basis, issue to the Company an invoice for estimated transaction fees (the "ESTIMATED TRANSACTION AMOUNT") in the amount equal to the product of (i) the number of orders taken by HFS during that week (the "PROCESSED ORDERS") and (ii) $[ ]* per order (the "ASSUMED PER ORDER PRICE"). Such invoice shall be due and payable within ten (10) Business Days. Commencing January 1, 1998, the Assumed Per Order Price for any calendar quarter shall be adjusted on a quarterly basis to reflect the greater of (i) the actual average Transaction Fee per order or (ii) the forecasted average Transaction Fee per order set forth in the Quarterly Forecast (as defined in Section 8 hereinafter) for the current calendar quarter. HFS shall, on a monthly basis, issue to the Company an invoice setting forth the difference between the Estimated Transaction Fees paid during the previous month and the actual Transaction Fees incurred in respect of Services performed by HFS (the "ACTUAL TRANSACTION FEES") during the prior month. Any payments owing to HFS pursuant to such reconciliation of the Estimated Transaction Amount with the Actual Transaction Fees shall be due and payable within ten (10) Business Days following receipt of such invoice issued by HFS. If at the end of the applicable month there is a balance due the Company, HFS shall offset such balance against the following month's invoice.

     (c) SPECIAL SERVICES FEES. Special Services Fees shall be due and payable by the Company as agreed between the Company and HFS.

     (d) CLOSE DOWN FEE. Upon any termination, HFS will issue to the Company an invoice for the reasonably estimated Close Down Fee (except for that portion of the Close Down Fee relating to telecommunication charges and costs addressed hereinbelow), and such invoices shall be due and payable no later than ten (10) Business Days from the date of such invoice. After completion of the close-down activities, HFS shall submit a final adjusted bill to the Company reflecting agreed charges pursuant to Section 5(d) hereof and an appropriate credit or charge with respect to any difference from the previously invoiced amount, and HFS or the Company, as applicable, shall pay within ten (10) Business Days any resulting amount owing to the other that is not otherwise credited. HFS shall not be required to release any of the Company assets in HFS's possession (other than customer billing and order history) prior to payment in full of the Close Down Fee (except for the portion of the Close Down Fee relating to charges and costs of AT&T and/or such other telecommunications carrier used by HFS ); provided, however, that the Company shall be allowed to substitute collateral acceptable to HFS in place of Company assets in HFS's possession. The portion of the Close Down Fee relating to the transfer of portable 800 numbers and estimated cost for calls not billed will be reconciled and billed monthly until all such telephone activity has been billed. These billings shall be payable on a net ten (10) day basis.

7.   IMPREST FUND.

     At all times during the term of this Agreement, the Company shall maintain with HFS an imprest fund (the "IMPREST FUND") sufficient to cover certain expenses paid by HFS on behalf of the Company, including all UPS, U.S.P.S., common carrier and other delivery service shipping costs, packing materials, stationery and other similar expenses, and HFS shall pay such expenses therefrom so long as and to the extent that a balance remains therein. The Company and HFS shall agree in advance upon which costs and charges are to be paid from the Imprest Fund, it being understood that such list of charges may change from time to time according to the Company's business needs and HFS's operations. The Imprest Fund shall (at a minimum) be funded by the Company on a weekly basis to bring the balance of the fund to an amount which would cover forecasted expenses for the ensuing two (2) week period after taking into consideration such factors as forecasted order volume, seasonality and other applicable factors. If the Imprest Fund is insufficient to cover such expenses, HFS may, in its sole discretion:
     (a) upon request
     of the Company, pay the expenses and immediately invoice the Company for the amount of expenses incurred plus a fifteen percent (15%) mark-up and such invoice amount shall be payable within ten (10) Business Days of receipt; or (b) following ten (10) Business Days after providing the Company with written notice of insufficient funds in the Imprest Fund (and the Imprest Fund has not during such time been restored in full), not pay the expenses, and if HFS so elects not to pay the expenses, it shall have no liability whatsoever for any losses or liabilities incurred by the Company for such nonpayment. HFS shall provide the Company with a weekly statement setting forth the balance of, and accounting for disbursements from, the Imprest Fund.

8.   FORECASTS.

     The parties acknowledge that orders for Merchandise may not be uniform from month to month as a result of various factors, including the seasonal nature of the demand for Merchandise and circulation plans and mailing schedules which reflect such seasonality and which are subject to constant changes, and that the inability of the Company to accurately predict the volume of orders to be processed or the inventory to be received and warehoused on a weekly basis may have a detrimental effect on HFS's ability to provide the Services in accordance with the Service Levels.

     The Company recognizes and understands the importance of keeping HFS informed at all times of forecasted order volumes, schedule changes, fast and slow selling items, Merchandise or vendor problems and all other material business issues which might have an effect upon the performance by HFS of its obligations hereunder and shall provide HFS with reasonable notice after the Company is aware of any changes in any such forecasted items. Specifically, but without limiting the generality of the foregoing, the Company agrees as follows:

     (a) The Company shall deliver to HFS a complete set of projections on or before November 15, 1997 for the partial 1998 calendar year commencing on the first day following the expiration of the sixth month following the First Mailing and thereafter at least three months prior to the commencement of each successive calendar year thereafter during the Term in respect of such calendar year, covering the operation of its business for such calendar year, including, by month and quarter, mail dates and quantities mailed, the forecasted number of telephone orders and mail orders, the forecasted number of units received and shipped, forecasted initial fill rates, forecasted inventory levels in dollars and units, the Forecasted Inventory Turn, inbound telephone contacts-to-total orders ratio, talk time per contact, the number of catalog requests, the estimated returns percentage, the number of items per order and the number of outbound telephone contacts and correspondence per order (such projections being hereinafter referred to as the "ANNUAL FORECASTS").

     (b) Four (4) weeks prior to the first day of each calendar quarter, commencing with the first calendar quarter after the expiration of the sixth month following the First Mailing, the Company shall deliver to HFS a complete set of projections covering the operation of its business for the next succeeding two calendar quarters, including, by week, mail dates and quantities mailed, the forecasted number of telephone orders and mail orders and forecasted inventory in dollars and units to be shipped each week, forecasted initial fill rates, inbound telephone contacts to total orders ratio, talk time per contact, the number of catalog requests, the estimated returns percentage, the number of items per order, the number of outbound telephone contacts and correspondence per order (such quarterly projections being hereinafter referred to as the "QUARTERLY FORECASTS").

     (c) The Company shall deliver to HFS a revised Quarterly Forecast (a "REVISED QUARTERLY FORECAST") whenever it believes that any business condition of which it is aware may have the effect of changing any item of the previous Quarterly Forecast furnished to HFS. In the event that the Company experiences an increase in telephone calls for any week of more than ten percent (10%) over projected telephone calls for such week, as set forth in any applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to HFS at least four (4) weeks prior to such week), and has not advised HFS in writing at least four (4) weeks prior to the week that the Company experiences such increase in telephone call volume that such increase is forecasted, then HFS shall use its reasonable best efforts but be under no obligation to meet those Service

     Levels directly or indirectly affected by telephone call volume for so long as the Company's telephone call volume exceeds by more than ten percent (10%) the call volume projected on the most recent Quarterly Forecast or Revised Quarterly Forecast.

     (d) The information contained in Quarterly Forecasts, Revised Quarterly Forecasts and Annual Forecasts provided by the Company to HFS shall be reasonably related to and consistent with the actual operating history of the Company, subject to deviations therefrom as reasonably required by changes in circumstances.

9.   SPECIAL SERVICES.

     The Company may at any time during the Term hereof request HFS to perform services on its behalf not covered by this Agreement or to change any Service Level ("SPECIAL SERVICES"). The Company shall notify HFS in writing of its particular requirements with respect to such Special Services, and HFS shall use its best efforts to comply with such requirements provided that the written notification is given in a timely manner and the requirements and procedures are reasonable and not economically burdensome. HFS shall charge the Company for such Special Services such amount as set forth in Section 5(c) hereof or, with respect to any upselling services to be performed by HFS, at an agreed upon rate or amount, as applicable.

10.  INVENTORY

     Merchandise inventory shall be handled and processed as follows:

     (a) The Company shall, at its own expense, supply HFS at its places of business in Chattanooga, Tennessee, or such other places of business designated by HFS, and maintain there, an inventory of Merchandise which the Company reasonably believes is adequate in the ordinary course of business to fill orders received for its Merchandise in line with its Quarterly Forecasts or Revised Quarterly Forecasts. HFS shall use its reasonable best efforts to preserve and maintain Merchandise received for the Company in good and marketable condition.

     (b) HFS shall use its reasonable best efforts but is under no obligation to receive Merchandise on behalf of the Company unless the Company has transmitted to HFS, at least two (2) Business Days prior to the receipt of such Merchandise, a copy of the purchase order by which the Company ordered such Merchandise, or all requisite details of the purchase order to permit HFS to identify the Merchandise as that of the Company.

     (c) For inbound shipments, the Company shall advise its vendors that motor carriers must contact HFS at least one (1) Business Day prior to delivery and make a delivery appointment prior to arrival. Inbound shipments arriving at an HFS warehouse without one Business Day's prior notice may be refused or delayed depending on the space and manpower available at the time of arrival. Each inbound shipment must have a packing slip and each carton must be marked with the purchase order number and SKU number.

     (d) For purposes of this Agreement, "PROBLEM MERCHANDISE" means Merchandise shipped to HFS which in its sole reasonable discretion cannot be processed by HFS without imposing an unreasonable hardship on HFS. For illustrative purposes and without limiting the definition thereof, Problem Merchandise shall include all Merchandise which (i) arrives with insufficient paperwork, (ii) is delivered to HFS in the absence of a delivery appointment or (iii) is faulty or damaged. HFS shall use its best efforts to comply with the Company's written instructions regarding handling and disposing of Problem Merchandise as set forth in the Service Levels on EXHIBIT B and shall submit to the Company a report of Problem Merchandise within two (2) Business Days of having received it. HFS shall not include Problem Merchandise in the inventory of items available for shipment to customers. The Company acknowledges that Problem Merchandise cannot be stored indefinitely and that all Problem Merchandise shall be removed within thirty (30) days of HFS notifying the Company of all specific details relevant to the reasons for the classification of the Merchandise as Problem Merchandise. HFS has the right to dispose of the Problem Merchandise by returning the Merchandise to the Company on a freight collect basis (provided that the Company has not provided HFS with other directions within thirty (30) days following notice of such specific details) or taking any other actions which are reasonable under the circumstances; provided, however, that HFS shall follow the Company's reasonable directions with respect to any other disposition (at the Company's expense) of the Problem Merchandise.

     (e) HFS acknowledges and the Company agrees that the Company shall be solely responsible for selecting, purchasing, paying for and arranging for the shipment to HFS of Merchandise, and HFS agrees that it shall not have and shall not represent that it has any authority to undertake any of such activities on the Company's behalf.

     (f) In the event that items shipped by HFS to customers are damaged or lost in shipment, HFS agrees to notify the Company, store damaged and returned Merchandise pending inspection by the carrier and file tracers for the lost shipments and claims for damaged and lost shipments which originated from HFS.

     (g) HFS reserves the right to refuse, without liability of any kind, acceptance of Merchandise which, because of its condition, might cause, in HFS's reasonable sole judgment, infestation, contamination, or damage to the warehouse facility or to other goods in the custody of HFS. HFS shall notify the Company of its refusal to accept any such Merchandise and the reason for its refusal within two (2) Business Days of such refusal. If HFS believes that any Merchandise has caused or may cause damage to the warehouse facility or to any other goods in the custody of HFS or has characteristics which make its storage illegal, HFS, after giving reasonable notice to the Company, may dispose of the Merchandise in any lawful manner and will incur no liability by reason of such disposal, and the Company shall pay HFS any costs incurred by HFS in connection with such disposal.

     (h) All Merchandise in the possession of HFS shall be and remain the exclusive property of the Company except as noted in Sections 13, 16 and 18 herein, and HFS acknowledges and agrees that it shall acquire no right, title or interest in or to any Merchandise by reason of this Agreement except as set forth in Sections 13, 16 and 18 herein. HFS shall not transfer, assign, exchange, lease, encumber, pledge, or create a security interest in or otherwise dispose of the Merchandise and shall not subject the

     Merchandise to attachment, levy, or seizure by or on behalf of any creditor of HFS, except as set forth in Sections 13, 16 and 18 hereof.

11.  RISK OF LOSS.

     (a) All risk of loss and damage to Merchandise from any cause prior to receipt by HFS into, and from and after the removal by common carrier from, the inventory at the HFS facility shall be borne by the Company. HFS shall reimburse the Company at the Company's net Merchandise cost (i) [ ]* of all Inventory Shrinkage which is equal to or less than [ ]*, (ii) [ ]* of all Inventory Shrinkage which exceeds [ ]* but is equal to or less than [ ]*, and (iii) [ ]* of all Inventory Shrinkage which exceeds [ ]*. For purposes of this Agreement "INVENTORY SHRINKAGE" means the quotient which results from dividing (A) the cumulative Variance (as defined below) between the value of the Merchandise inventory as determined from the perpetual inventory report on the requisite Count Date (as defined below) and the value of the Merchandise inventory based upon a physical inventory or cycle count (exclusive of markdowns and price adjustments) by (B) the total Merchandise inventory receipts processed by HFS during the prior twelve
     (12) months (or if such Count Date occurs prior to the first anniversary of the date of the first mailing of the Catalog, the denominator of such quotient shall be an amount equal to twelve (12) times the average monthly Merchandise inventory receipts prior to such Count Date). For purposes of this Section 11(a), "VARIANCE" shall mean the difference between the value of the Merchandise inventory as determined from the perpetual inventory report on any Count Date and the value of the Merchandise inventory established by a cycle count or physical inventory on such date (the "COUNT DATE"). The value of any adjustment made at any time to the perpetual inventory report shall be added to or subtracted from, as the case may be, the Variance for the purpose of calculating Inventory Shrinkage. HFS shall make reasonable efforts to take reasonable care of the Merchandise inventory.

     (b) Notwithstanding anything contained herein to the contrary, the parties acknowledge that HFS shall not be required to make any collection efforts on the

     Company's behalf and shall share no risk with respect to any failure of the Company to collect on any order.

12.  TAXES.

     All fees, costs, charges and other amounts payable to HFS hereunder for Services rendered by HFS to the Company are exclusive of applicable taxes, if any, which (other than income taxes of HFS) are the responsibility of the Company. In addition, HFS shall calculate for each customer sale all applicable sales taxes based on information supplied by the Company. Attached hereto as EXHIBIT E is a list prepared by the Company of all jurisdictions in which the Company is required to collect sales taxes, which the Company shall promptly update as required to keep such information current during the term of this Agreement, and the Company shall be solely responsible for the accuracy of such information. All sales tax funds and the accompanying forms shall be transmitted by the Company to the appropriate state authorities. The Company shall be responsible for the collection and payment of all sales taxes, the preparation and filing of all sales tax documentation and the compliance with all sales tax laws. HFS shall have no such responsibilities for payment or collection of any such taxes unless otherwise required by law in which event payment thereof shall be timely made. The Company shall indemnify HFS for all claims, suits, actions, debts, damages, costs, charges and expenses, including court costs and attorneys' fees, incurred by HFS due to the Company's failure to properly and timely file and pay applicable sales, use and tangible personal property taxes.

13.  MONETARY DEFAULT.

     If the Company defaults on the payment of any fees, charges, invoices or other amounts due to HFS, except and only for portions of invoices disputed in good faith by the Company, HFS shall (i) charge a finance charge of 1.5% per month of such past due fees, charges, invoices or other amounts and
     (ii) if such default is continuing, upon ten (10) days prior written notice stop providing Services and performing its obligations under this Agreement and/or terminate this Agreement. Amounts disputed in good faith by the Company and the reasons therefor shall be reported to HFS in writing within twenty one

     (21) days of receipt of the applicable invoice. HFS and the Company agree to work diligently to resolve the dispute within thirty (30) days of the receipt of such written notice by HFS. Once such dispute is resolved and to the extent the Company owes any amount to HFS, if payment of such amount is not made to HFS within ten (10) Business Days of the resolution of such dispute, HFS will have the right to stop providing Services and/or terminate this Agreement whereupon HFS shall have the right to institute foreclosure proceedings against the Merchandise inventory or such other collateral held by it and securing unpaid amounts owing to HFS under this Agreement as well as any other rights available to HFS under the Uniform Commercial Code.

14.  OTHER DEFAULTS.

     If either the Company or HFS believes the other party is in breach of any of its non-monetary obligations under this Agreement due to any reason other than force majeure, the party believing that such a breach by the other party has occurred shall give written notice to the other party specifying the nature of the breach (any such breach and any default in payment under Section 13 hereof are sometimes referred to herein as a "DEFAULT"). Such breaching party shall have fifteen (15) Business Days in which to cure such breach or, if such breach cannot be completely cured within fifteen (15) Business Days, a reasonable time to cure such breach as long as the breaching party is diligently pursuing the cure of the breach; provided, however, that with respect to a material breach relating to the taking of telephone orders, the processing of mail orders, the receiving of Merchandise into inventory or timely delivery of Merchandise to common carriers for shipment, HFS shall have seven (7) days to cure such breach or, if such breach cannot be completely cured within seven (7) days, a reasonable time to cure such breach so long as the HFS is diligently pursuing the cure of the breach.

15.  FORCE MAJEURE.

     Neither HFS nor the Company shall be liable for any delay or failure in performance under this Agreement or interruption of service resulting, directly or indirectly, from acts of God, civil or military authority, act of public enemies, war, accidents, fire, explosions, earthquakes, floods, the elements, strikes or any similar cause beyond the reasonable control of such party (a "FORCE MAJEURE"), so long as, following the cessation of such cause, such party uses its reasonable efforts to resume its performance hereunder. If HFS is unable to perform the Services due to a Force Majeure, then HFS may out-source Services on a temporary basis pursuant Section 4 hereof.

16.  TERM AND TERMINATION.

     (a) TERM. The initial term of this Agreement shall commence on August 1, 1997 (the "COMMENCEMENT Date") and shall expire on July 31, 2000 unless earlier terminated in accordance with this Section or elsewhere in this Agreement (the "INITIAL TERM"). This Agreement shall automatically be renewed for one year terms commencing after the expiration of the Initial Term and, thereafter, after the expiration of any renewal term unless HFS or the Company provides the other with at least one hundred twenty (120) days prior written notice of its election to terminate this Agreement at the end of the then current term (the Initial Term and all renewal terms are collectively referred to as the "TERM"). In addition to any other rights which HFS may have under this Agreement or as a matter of law, in the event of termination by either the Company or HFS, HFS shall be entitled to all amounts owing to it under this Agreement and may hold the Company assets and Merchandise in its possession until all sums owed to HFS by the Company pursuant to this Agreement are paid to HFS; provided, however, that the Company shall be allowed to substitute collateral acceptable to HFS in place of Company assets in HFS's possession.

     (b)  EARLY TERMINATION.

          (i) MONETARY DEFAULT. HFS shall have the termination rights described in Section 13 hereof.

          (ii) NON-MONETARY DEFAULT. If there occurs a non-monetary Default by a party under this Agreement that is not cured within the applicable time periods set forth in

     Section 14 hereof, then the non-defaulting party may terminate this Agreement upon not less than forty-five (45) days prior written notice.

          (iii) BANKRUPTCY. Either party may terminate this Agreement, effective immediately upon giving written notice if the other party files a petition in bankruptcy or files for a reorganization or for the appointment of a receiver or trustee of all or substantially all of such party's property, or makes an assignment or petitions for or enters into an arrangement for the benefit of creditors, or if a petition in bankruptcy is filed against the other party which is not discharged within ninety (90) days thereafter.

          (iv) FORCE MAJEURE. In the event that following a Force Majeure, HFS (with out-sourcing) is unable to perform at the Service Levels for a period in excess of twenty (20) Business Days, the Company shall have the right to terminate this Agreement.

          (v) OTHER COMPANY TERMINATION RIGHTS. The Company shall have the right to terminate this Agreement by providing HFS with written notice thereof at least ninety (90) days prior to the second anniversary of the Commencement Date in the event that the parties have not agreed upon revised Transaction Rates prior to the date of such notice.

17.  REPRESENTATIONS AND WARRANTIES.

     (a) HFS AND THE COMPANY. HFS and the Company each hereby individually represent and warrant that: (i) it has the full authority and legal right to carry out the terms of this Agreement; (ii) the terms of this Agreement will not violate the terms of any agreement, contract or other instrument to which it is a party and no consent or authorization of any other person, firm or corporation is a condition precedent to this Agreement; (iii) it has taken all action necessary to authorize the execution and delivery of this Agreement; and (iv) this Agreement is a legal, valid, and binding obligation of HFS and the Company, as the case may be, enforceable in accordance with its terms, except as limited by bankruptcy and other laws of general application relating to or affecting the enforcement of creditors' rights.

     (b) HFS. HFS hereby warrants and represents that, except to the extent set forth in SCHEDULE 1:

          (i) to its knowledge, HFS is in compliance in all material respects with all applicable laws relating to employment and employment practices, terms and conditions of employment, wages and hours and occupational safety and health and is not engaged in any unfair labor practice within the meaning of any applicable law; there is no unfair labor practice, charge or complaint or any other matter against or involving HFS pending or, to the knowledge of the HFS, threatened before any labor relations board (or equivalent agency having jurisdiction), any court of law or any arbitration board; there is no labor strike, dispute, slowdown, or stoppage actually pending or, to its knowledge, threatened against HFS; and HFS has not experienced any organized work stoppage or other labor difficulty; and

          (ii) there are no disputes with underwriters under HFS's insurance policies; each such policy is valid and enforceable in accordance with its terms and is in full force and effect; there exists no Default by HFS under any such policy, and there has been no misrepresentation or inaccuracy in any application therefor, which Default, misrepresentation or inaccuracy would give the insurer the right to terminate such policy, binder or fidelity bond or to refuse to pay a claim thereunder; and HFS has received no notice of cancellation or non-renewal of any such policy.

     (c) THE COMPANY. The Company hereby warrants and represents that except as otherwise set forth on SCHEDULE 2:

          (i) it has, to the best of its knowledge, and will use its best efforts to continue to have for the Term of this Agreement, all necessary authority from all of the corporations, partnerships and individuals whose products are offered for sale in any of the Company's catalogs, to use their trademarks, service marks and other intellectual property for the purposes of conducting the Company's business. The Company's business as conducted or as currently proposed to be conducted does not and will not, to the best of the Company's knowledge, cause the Company to infringe or violate any patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other intellectual property rights of any other person or entity.

          (ii) it owns the initial Merchandise inventory free and clear of all liens, restrictions, claims, charges, security interests or other encumbrances of any nature whatsoever, including any chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements (a "LIEN").

18.  COVENANTS OF THE COMPANY.

     (a) CATALOG AND ORDER BLANK NOTATIONS. Unless otherwise agreed upon by the parties, the Company shall conspicuously note in the Catalog and in all order blanks separate telephone numbers for telemarketing and customer service or an alternative mutually agreeable to the parties. In addition, for all editions subsequent to the first Catalog edition, the Company shall maintain two (2) colored blocks on the back of each Catalog and on the order blanks within which an account number and a source code number (i.e., one number per block ) can be printed.

     (b) LIENS. The Company hereby grants to HFS a first priority security interest in the Merchandise held from time to time by HFS to secure the obligations of the Company hereunder; provided, however, that HFS agrees to release such security interest upon the reasonable request of the Company in the event that the Company provides HFS collateral in substitution therefore which is acceptable to HFS in HFS's sole discretion. The Company shall execute all documents reasonably requested by HFS's legal counsel for the perfection of such security interest. The Company shall not grant any Lien to any third party on any Merchandise inventory without the prior written consent of HFS which will not be unreasonably withheld.

19.  INDEMNITY & LIABILITY.

     (a) HFS agrees to indemnify and hold the Company harmless against any and all claims, suits, actions, debts, damages, costs, charges, and expenses, including without limitation court costs and reasonable attorneys' fees), which the Company may at any time incur by reason of a material breach of this Agreement by HFS (a "COMPANY LOSS"); provided, however, that any Company Loss that is covered by either party's insurance shall be limited to applicable insurance proceeds; and further provided that the Company shall not be entitled to payment in respect of any Company Loss resulting from a claim not covered in whole or in part by either party's insurance except to the extent that Company Losses exceed $[ ]* in the aggregate and then in an aggregate amount not to exceed the aggregate Transaction Fees payable for the calendar quarter in which the Default occurs.

     (b) The Company agrees to indemnify and hold HFS harmless against any and all claims (including claims by third party providers engaged by the Company), suits, actions, debts, damages, costs, charges, and expenses, including without limitation court costs and reasonable attorneys fees, which HFS may at any time incur by reason of (i) a defect or claimed defect in any Merchandise or (ii) a material breach of this Agreement by the Company (an "HFS LOSS") other than a monetary Default covered by Section 13 hereof; provided, however, that HFS shall not be entitled to payment in respect of any HFS Loss except to the extent that HFS Losses exceed $[ ]* in the aggregate.

     (c) The indemnifications set forth in Sections 19(a) and 19(b) shall apply only to claims made against the respective indemnified party by third parties. Either party hereto seeking indemnification by the other pursuant to Section 19(a) or 19(b) shall promptly notify the other party of any indemnifiable claim, and indemnifying party shall have the right to select counsel and control the defense of the claim.

     (d) Notwithstanding any other provision of this Agreement, neither party shall be liable to the other for any lost profits, loss of goodwill or any other special, incidental or consequential damages of any nature whatsoever to the extent that any claims relating thereto are not payable from insurance proceeds.

20.  INSURANCE.

     The Company agrees to maintain insurance, at its sole cost and expense, against loss or damage by fire or other casualty to the Company's inventory on the premises of HFS, and against any claims and liability growing out of either product liability, advertising liability or trademark or service mark, patent or copyright infringement, and to list HFS as an additional insured thereunder. Such insurance will be maintained with insurers qualified to do business in the state of Tennessee. Attached hereto, as EXHIBIT F, is a Certificate of Insurance for the Company reflecting such coverage.

          HFS shall not be responsible for the provision or maintenance of any insurance coverage for the Merchandise or other inventory or for the Company or its subsidiaries or respective businesses, products, goods and property. HFS agrees to maintain at all times during the Term insurance coverage at the levels set forth in the Certificate of Insurance for HFS attached hereto as EXHIBIT G.

21.  COMPLIANCE WITH LAWS.

     The Company and HFS shall comply with all laws, rules and regulations, whether local, state, or federal, applicable to the sale of Merchandise and to the providing of Services, but only to the extent such laws, rules and regulations are applicable to it, including without limitation the applicable postal regulations and the Federal Trade Commission Rules on Mail Order Merchandise.

22.  RECORD INSPECTION.

     The Company or its agents shall, during normal business hours, have the right to inspect the Merchandise located at HFS's place of business, and the Company shall, during normal business hours, have the right to inspect the books and records of HFS pertaining to Merchandise and the Services rendered by HFS to the Company pursuant to this Agreement.

23.  CONFIDENTIALITY.

     (a) In the course of its performance of this Agreement, it is anticipated that HFS and the Company will come into possession of certain proprietary information belonging to the other, including but not limited to (i) in the case of the Company, marketing records, merchandising records, customer records and mailing lists and (ii) in the case of HFS, its financial condition, cost structures, allocation and pass through procedures, staffing levels, systems information and general business plans (all such information relating to the Company or HFS being "CONFIDENTIAL INFORMATION" and the party to whom such Confidential Information relates being the "PROPRIETARY PARTY"). HFS and the Company agree that each will not, during the Term hereof or thereafter, willfully or through gross negligence divulge, furnish, disclose, or make accessible to any third party any of the other's Confidential Information unless otherwise instructed by the Proprietary Party in writing; provided, however, that Confidential Information shall not include any information which (i) at the time of disclosure by the other party or thereafter is generally available to and known by the public other than as a result of its disclosure by such party,
     (ii) was available to the other party on a non-confidential basis from a source other than the Proprietary Party, provided that such source is not bound by a confidentiality agreement, or contractual or fiduciary obligation with the Proprietary Party, or (iii) has been independently acquired or developed by the other party without violating any obligations under this Agreement, or of any other agreement between the Company and HFS or by which either party is bound for the benefit of the other party.

     (b) HFS agrees that the Company's mailing list will not be made available for use by HFS, its affiliates or anyone else without the Company's specific prior written permission for each occurrence of such use

24.  NOTICES.

     Any and all notices and all communication provided for in this Agreement shall be given in writing. Such notices and other communications shall be deemed given when received, when delivered by hand, by confirmed facsimile transmission or when deposited in the United States Mail, Registered or Certified, with proper postage prepaid, and addressed as follows:

     (a)  If to HFS:

          Harrison Fulfillment Services, Inc.
          P.O. Box 23057
          2515 East 43rd Street
          Chattanooga, TN  37422-3057
          Attn:  Bruce G. Godfray, President
          Facsimile:  (615) 867-8495

          with a copy to:

          Witt, Gaither & Whitaker, P.C.
          1100 American National Bank Building
          Chattanooga,  TN   37402
          Attn: Ralph M. Killebrew, Jr.
          Facsimile:  (615) 266-4138

     (b)  If to the Company:
          Alloy Designs, Inc.
          444 Washington Blvd. Suite 6549
          Jersey City, NJ 07310
          Attn:  Sam Gradess
          Facsimile: (201) 420-1907

     or to such other address as HFS or the Company may designate to the other in writing.

25.  ASSIGNMENT.

     This Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, however, that, it may be assigned to any person, firm or corporation which purchases all or substantially all of the assets of either party or to any person, firm or corporation into which or with which either party consolidates or merges.

26.  AMENDMENTS.

     This Agreement shall not be modified or amended except by a written agreement signed by authorized representatives of HFS and the Company.

27.  GOVERNING LAW.

     This Agreement has been entered into and shall be governed, construed, and interpreted in accordance with the laws of the State of Tennessee without reference to any conflicts of law principles.

28.  ARBITRATION.

     (a) Any controversy or claim arising out of or relating to this Agreement or the breach thereof, whether common law or statutory, shall be settled exclusively by arbitration in Chattanooga, Tennessee, using in either case the American Arbitration Association. The arbitration shall be heard before three arbitrators, one to be chosen by the Company, one to be chosen by HFS, and the third to be chosen by those two arbitrators.

     (b) The arbitrators shall apply the internal law of Tennessee in determining the rights, obligations, and liabilities of the parties. The arbitrators shall not have the power to alter, modify, amend, add to or subtract from any term or provision to this Agreement, nor to grant injunctive relief, including interim relief, of any nature. Such injunctive relief may be pursued by HFS or the Company, as the case may be, from the federal and state courts of the state of Tennessee. The availability of such relief shall depend upon proofs and showings required under the applicable law. In all other respects, the commercial rules of the American Arbitration Association shall govern the arbitration. Judgment on the award of the arbitrators may be entered by any court having jurisdiction to do so, and the parties to the Agreement hereby irrevocably consent and submit to the personal jurisdiction of the federal and state courts of the State of Tennessee for this purpose as well as for any and all other purposes in connection with this Agreement.

     (c) The failure or refusal of either party to submit to arbitration as provided in this Agreement shall constitute a breach of this Agreement. If judicial action is commenced in order to compel arbitration, and if arbitration is in fact compelled, the party that shall have resisted arbitration shall be required to pay to the other party all costs and expenses, including reasonable attorneys' fees, that it incurs in compelling arbitration. All other fees and charges of the American Arbitration Association shall be borne as the arbitrators shall determine in their award.

29.  COMPUTER PROGRAMS.

     The Company acknowledges that all computer programs used by HFS in connection with the performance of its obligations under this Agreement are the property of HFS (including but not limited to those developed by HFS and modifications or new programs developed by HFS for the Company) and the Company has no rights or interests whatsoever in such programs: provided, however, that the Company is the owner of the data contained in such programs which relate to the Merchandise and the sale thereof and HFS shall provide such data to the Company or its representative in mutually acceptable formats.

30.  BUSINESS DAY.

     For purposes hereof, "BUSINESS DAY" shall mean any day other than (1) a Saturday or Sunday or (2) a day when the Federal Reserve Bank of Atlanta is not open.

31.  RELATIONSHIP.

     Nothing contained in this Agreement shall be construed to imply a joint venture, partnership or principal/agent relationship between the parties, except where specifically provided for in this Agreement, and then only for the limited purposes thereof. Except as specifically set forth herein, neither party by virtue of this Agreement shall have any right, power or authority to act or create any obligations, express or implied on behalf of or for the use of any other party, and HFS and the Company shall not be obligated, separately or jointly, to any third party by virtue of this Agreement.

32.  HEADINGS.

     The headings and section numbers appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe or otherwise describe the scope or intent of the sections of this Agreement.

33.  SEVERABILITY.

     If any one or more provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired; provided, however, that in such case the parties agree to use their best efforts to achieve the purpose of the invalid provision by a new legally valid provision.

34.  NO WAIVER.

     No failure or delay on the part of any party in the exercise of any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. All rights and remedies under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

35.  FULL AGREEMENT.

     This Agreement, and any exhibits and addenda attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise made at any time between the parties or with any third party relating to the subject matter hereof which are not contained in this Agreement or in the exhibits or addenda, if any, shall be of any force or effect.

36.  COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

     IN WITNESS WHEREOF, the Company has executed this Agreement effective the date first above written and HFS has executed and accepted this Agreement effective the same date.

                                    COMPANY:

                                    ALLOY DESIGNS, INC.

                                    By:    /s/ Sam Gradess
                                           -----------------
                                    Name:  Sam Gradess
                                    Title: Corporate Secretary


                                    HFS:

                                    HARRISON FULFILLMENT SERVICES, INC.

                                    By:    /s/ Bruce Godfray
                                           -----------------
                                    Name:  Bruce Godfray
                                    Title: President

                               ALLOY DESIGNS, INC.

                                    EXHIBIT A

                                    SERVICES
                                    --------


     The Services shall include the following services plus any Special Services and other services for which the parties shall have agreed upon the Transaction Fees or other Fees therefor:

1. Access to, and interface with the HFS proprietary order entry fulfillment system (the "SYSTEM").

2.   Order Entry.

     A.   Telephone.

     B.   Mail.

     C.   Faxed orders.

     D.   Internet orders.

3.   Respond to all order and non-order inquiries.

4.   Open and sort mail.

5. Prepare and make bank deposits into accounts maintained solely in the name of ______________________. All payments received by HFS from customers of the Company are to be payable to the order of the Company and deposited directly into such accounts.

6. Answer customer service telephone inquiries and resolve customer problems during days and hours of operation specified in EXHIBIT B:

7. Make staff available for merchandise and catalog training at the Company's reasonable request.

8. Make available to the Company an agreed set of reports and information (the "Reports") (Attachment 1 to this Exhibit) via a telecommunications link at such times and at such schedule as the parties shall agree (the "REPORTS SCHEDULE").

9. Receive merchandise against purchase orders provided by the Company either electronically or by hard copy as agreed between the parties.

     A.   Sign for the number of cartons received.

     B.   Perform quantity checks, quality assurance checks and inspection.

          a. Non-problem merchandise: process into active, reserve or backorder status

          b.   Problem Merchandise:

               1.   Segregate

               2. Notify Company, in such form and at such times as agreed between the parties.

10. Pick/Pack/Ship Backordered Merchandise according to specifications set forth by the Company.

11. Pick/Pack/Ship Active or Reserve Merchandise according to specifications set forth by the Company.

12.  Write Gift Cards.

13.  Gift wrap.

14. Insert additional materials (package inserts) into outbound shipments per Company's instructions.

15.  Process customer exchanges.

16.  Process Customer returns:

     A.   Receive returned Merchandise.

     B.   Inspect returned Merchandise.

     C. Process returned Merchandise in accordance with mutually agreed upon specifications with respect to (i) refurbishment, (ii) holding it pending receipt of RA number, (iii) returning it to active or reserve inventory, and (iv) setting it aside for liquidated or special handling.

     D. Notify Company of returned Merchandise in such form and such times as agreed between the parties.

17.  Fulfill Catalog Requests according to the Company's specifications.

18.  Provide warehouse security.


19. Batch and process credit orders to Credit Card Processor at times as specified by HFS to meet Service Levels. Deposit receipts to Company designated accounts.

20.  Maintain and operate a Drop Ship program as agreed between the parties.

21. Apply policies and procedures for catalog fulfillment operation as agreed between the Company and HFS.

22. On behalf of the Company, make payments from the Imprest Fund for invoices approved by the Company for fulfillment related expenses.

23. Generate refund checks and credit card credits in accordance with the Company's written instructions.

24. Issue gift certificates, discount coupons or other purchase incentives in accordance with the Company's lawful written instructions.

25. Maintain sales tax schedules in accordance with the Company's lawful written instructions.

26. Create and dispatch customer notices in accordance with legal requirements or the Company's lawful written instructions.

27. Maintain customer file records on tape and remit such files to the Company's service bureau or other parties in accordance with the Company's lawful written instructions.

28. Maintain a backup and "disaster recovery" system and procedures in accordance with HFS specifications. On an annual basis, perform tests of these systems and procedures to Company satisfaction.

29.  Provide new program start-up services as agreed between the parties.

30.  Provide close-down services as described herein.

31. Provide for computer programming and system design on a mutually agreed upon basis.

32.  Weekly performance measurement of all activities listed in EXHIBIT B.

33. Weekly performance measurements of (i) abandon rate for calls in queue between 20 and 45 seconds (after new telephone software implementation) and
     (ii) percent of incoming calls that go on hold/that go into queue.

34. Respond to credit card charge backs after such charge backs are forwarded to HFS by the Company.

35. Screen incoming checks for potential fraud. (It being understood that HFS shall have no liability for failure to detect any such fraud.)

36. Establish e-mail based and web page based catalog request and order fulfillment mechanisms.

                               ALLOY DESIGNS, INC.

                            ATTACHMENT 1 TO EXHIBIT A
                              SAMPLE REPORT PACKAGE
                                    CONTENTS


REPORT #                               TITLE                    FREQUENCY
--------                               -----                    ---------
5030R1              Order/Shipment Analysis                     Daily
1010R1              Accum. Order/Shipment Analysis              Daily
1240R1              Media File Listing                          Daily
1260R1              Source Code Total Response Analysis         Daily
10Y0R1              Purchase Orders with Receipts               Daily
11W0R1              Reports Analysis                            As required
11D0R1              Order Profit Analysis                       Daily
11L0R1              Purchase Order Requirements                 Weekly
1030R1              Summary Backorder Status                    Weekly
10W0R1              True Back Order Report                      Daily
11A0R1              Return/Exchange Analysis by Item            Weekly/monthly
1080R1              Daily Sales & Cash Control                  Daily
20R0R1              Order Summary                               Weekly
20S0R1              Shipment Summary by Document Type           Monthly
2010R1              Perpetual Inventory                         Monthly
4800R1              Inventory Transaction Register              Weekly
1530R1-R3           Check Register                              Weekly
20P9R1              Sales Tax Report                            Monthly

                               ALLOY DESIGNS, INC.

                                    EXHIBIT B

                                 SERVICE LEVELS


     TELEMARKETING AND CUSTOMER SERVICE - will operate order entry on a 24 hour basis seven (7) days per week except that if customers call between the hours of 12:00 midnight and 8:00 a.m. daily or on Christmas Eve or Christmas Day such calls will be electronically prompted and answered.

     It is HFS's policy to have all incoming customer calls answered by an associate (except as noted above). However, HFS reserves the right to "block" calls during certain peak hours of peak days.


         TRANSACTION TYPE                                         NON PEAK DAYS                  PEAK DAYS
         ----------------                                         -------------                  ---------
1.   Abandon rate for calls in queue greater than 45 sec.       less than [ ]*%              less than [ ]*%
2.   Average time to answer                                     less than [ ]* sec.          less than [ ]* sec.
3.   In stock order shipment from index (index
4.   = clean order by noon)                                     less than [ ]* hrs           less than [ ]* hrs.
5.   Mdse. dock to inspect (index = clean
6.   receipt by noon)                                           less than [ ]* hrs.          less than [ ]* hrs.
7.   Mdse inspect to stock (index = clean
8.   receipt by noon)                                           less than [ ]* hrs.          less than [ ]* hrs.
9.   Returns processing to monetary trans
10.  (index = receipt by noon)                                  less than [ ]* hrs.          less than [ ]* hrs.
11.  Mail orders through entry (index =
12.  clean receipt by noon)                                     less than [ ]* hrs.          less than [ ]* hrs.
13.  Non order mail inquires (index =
14.  clean inquiries received by noon)                          less than [ ]* hrs.          less than [ ]* hrs.
15.  Catalog request mailed (index =
16.  clean receipt by noon)                                     less than [ ]* hrs.          less than [ ]* hrs.


     Peak Days shall be deemed to be the Company's eighty (80) highest telephone order volume days during a calendar year as determined from the Annual Forecast for such year as updated by Quarterly Forecasts and Revised Quarterly Forecasts, provided that any such Revised Quarterly Forecast shall have been received by HFS at least four (4) weeks prior to such Peak Day. Abandon rate for calls in queue for a day shall be determined by dividing the number of Abandoned Calls experienced in a day by the total calls entered into the system on such day. An "Abandoned Call" means an incoming call with respect to which the caller hangs up at least 45 seconds after the call enters the system. The average time to answer is the time which commences when the call is entered in the HFS telephone switch and ends upon commencement of call handling.

                               ALLOY DESIGNS, INC.

                                    EXHIBIT C

                                START-UP SERVICES

                              ALLOY DESIGNS, INC.

                                   EXHIBIT D

                               TRANSACTION RATES

                               ALLOY DESIGNS, INC.

                                    EXHIBIT D

                                TRANSACTION RATES



                                      --------------------------------------------------------
this sheet sent to alloy                                      Alloy
                                                         Transaction Rates
                                      --------------------------------------------------------
-------------------------------------
revised date               07/23/97   7/23/97 12:04 PM
revised time               12:00 PM
-------------------------------------
                                                                                               -------------------
MINIMUM INVOICE FIRST YEAR                                                                     $    [          ]*
                                                                                               -------------------
MINIMUM INVOICE SECOND YEAR                                                                    $    [          ]*
                                                                                               -------------------
MINIMUM INVOICE THIRD YEAR                                                                     $    [          ]*
------------------------------------------------------------------------------------------------------------------
SYSTEM DEVELOPMENT AND START UP       Basic Fulfillment System Set up                          $    [          ]*  80 hours
                                                                                               -------------------
                                      Compare Systems and Develop detailed designed (Systems   $    [          ]*  40 hours
                                      Requirements Documents)
                                                                                               -------------------
                                      Customized Software Changes and File Conversions (Data   $    [          ]*  per hour
                                      Base Creation/Selection)
                                      (Detailed costing to be estimated from systems
                                      requirements document)
------------------------------------------------------------------------------------------------------------------

                                                     FEES
------------------------------------------------------------------------------------------------------------------
ORDERS                                Phone orders (includes two (2) line items/Order)         $    [          ]*  each
                                      (Assumes 4 minute call)
                                                                                               -------------------
                                      Phone Order Call Time in excess of a  monthly average
                                      of 240 seconds per call will be billed at a rate of $.[ ]* per second.
                                                                                               -------------------
                                      Mail orders (includes two 2) lines times/order           $    [          ]*
                                                                                               -------------------
review order time in 90 days from     Transmittal orders (includes two (2) line                $    [          ]*  each
start up (first orders)               items/order)(Email or Web)
                                                                                               -------------------
                                                                                                                   each
                                                                                               -------------------
                                      Additional line item per order                           $    [          ]*  each
                                                                                               -------------------
                                      Credit card Authorization                                $    [          ]*  each
                                                                                               -------------------
                                      Check/Cash/Money Order processing                        $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SHIPMENTS                             Shipments (ups, usps) (includes two (2) unit             $    [          ]*  each
                                      items/shipment)
                                                                                               -------------------
                                      Shipments of freighted items (per shipment)              $    [          ]*  each
                                                                                               -------------------
                                      Additional line items per shipment                       $    [          ]*  each
                                                                                               -------------------
                                      Drop ship items                                          $    [          ]*  each
                                                                                               -------------------
                                      Create Automated Shipment Invoices (Automated From       $    [          ]*  each
                                      Negative Option Order Files)
                                                                                               -------------------
                                      Drop shipment Confirmation (Confirms order and creates   $    [          ]*  each
                                      AR)
                                                                                               -------------------
                                      Guaranteed same-day shipment (optional)                  $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
RECEIVING/STOCKING                    Receiving/inspecting                                     $    [          ]*  each
                                                                                               -------------------
                                      Stocking/recording into inventory                        $    [          ]*  each
                                                                                               -------------------
                                      Inventory storage Reserve Warehouse (Calculated from     $    [          ]*  per cubic foot/m
                                      peak day of month on actual space utilized)
                                                                                               -------------------
                                      Inventory Storage Active Pick (Calculated on cubic foot  $    [          ]*  per cubic foot/m
                                      of pick location)
------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------
RETURNS/EXCHANGES                     Returns Electronic                                       $    [          ]*  each
                                                                                               -------------------
                                      Returns to Harrison Fulfillment Services                 $    [          ]*  each
                                                                                               -------------------
                                      Exchange processing                                      $    [          ]*  each
                                                                                               -------------------
                                      Returns/Exchanges on freighted items additional          $    [          ]*  each
                                                                                               -------------------
                                      Return to sender                                         $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CALL TAGS/TRACERS                     UPS call tags                                            $    [          ]*  each
                                                                                               -------------------
                                      Tracers                                                  $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
GIFTS                                 Gift Wrap                                                $    [          ]*  each
                                                                                               -------------------
                                      Gift Cards                                               $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
CUSTOMER SERVICE                      Marketing lead calls (inbound) (Assumes 3 min calls)     $    [          ]*  each
                                                                                               -------------------
                                      Non-order calls (inbound) (Assumes 3 min call)           $    [          ]*  each
                                                                                               -------------------
                                      In bound Catalog Request (assumes 1.5 min call)          $    [          ]*  each
                                      (separate 800 number needed)
                                                                                               -------------------
                                      Inbound Catalog Request Voice mail Transcription         $    [          ]*  each
                                      (separate 800 number needed)
                                                                                               -------------------
                                               Requests are transcribed from
                                               voice mail and keyed into
                                               system Includes mailing the
                                               catalog request
                                                                                               -------------------
                                      Non-order calls (outbound) (Assumes 3 min call)          $    [          ]*  each
                                                                                               -------------------
                                      Customer Service Call Time in excess of a monthly
                                      average of 130 seconds will be billed at a rate of
                                      $[  ]* per second. Inbound Catalog Request Call Time
                                      in excess of a monthly average of 90 seconds per
                                      call will be billed at rate of $[  ]* per second.
                                                                                               -------------------
                                      Remote Monitoring                                        $    [          ]*  hour
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
MAIL ROOM                             Non-order Correspondence                                 $    [          ]*  each
                                                                                               -------------------
                                      Customer Service Research (Chargebacks, NSF or Returned  $    [          ]*  each
                                      Checks)
                                                                                               -------------------
                                      Catalog Request Mail                                     $    [          ]*  each
                                                                                               -------------------
                                      Fax transmissions                                        $    [          ]*  each
                                                                                               -------------------
                                      Copies                                                   $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
FIXED FEES                            Dedicated Services Management Fee (DSG)                  $    [          ]*
                                                                                               -------------------
                                      Weekly Administrative fee First Year                     $    [          ]*  week
                                                                                               -------------------
                                      Weekly Administrative fee Second Year                    $    [          ]*  week
                                                                                               -------------------
                                      Weekly Administrative fee Third Year                     $    [          ]*  week
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE BILLING           Invoices Manual (institutional purchase order billing)   $    [          ]*  each
                                                                                               -------------------
                                      Credit card statement processing (manual)                $    [          ]*  each
                                                                                               -------------------
                                      Credit card automated processing (Authorizations         $    [          ]*  each
                                      payments)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
PRINT MAIL                            Marketing lead package (announcement/advances)           $    [          ]*  each
                                                                                               -------------------
                                      Monthly news letters                                     $    [          ]*  each
                                                                                               -------------------
                                      Automated Statement/past due notices                     $    [          ]*  each
                                                                                               -------------------
                                      Automated FTC Notices and Correspondence                 $    [          ]*  each
                                                                                               -------------------
                                      Automated Shipments Invoices                             $    [          ]*  each
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
BANKING                               Lock Box Check processing US (regular)                   $    [          ]*  each
                                                                                               -------------------
                                      Lock Box Check processing CAN (us funds)                 $    [          ]*  each
                                                                                               -------------------
                                      Canadian Checks drawn on Canadian Bank                   $    [          ]*  each
                                                                                               -------------------
                                      PO Box Rental                                            $    [          ]*  per year
                                                                                               -------------------
                                      Returned Checks/Recleared Checks and Cash Payments       $    [          ]*  each
                                                                                               -------------------
                                      Research                                                 $    [          ]*  per request
                                                                                               -------------------
                                      Deposits and Deposits balancing                          $    [          ]*  each
                                      ----------------------------------------------------------------------------
                                FDIC  DDA Maintenance                                          $    [          ]*  monthly
                                                                                               -------------------
                                      Additional DDA Statements                                $    [          ]*  each
                                                                                               -------------------
                                      Foreign collection Expense                               $    [          ]*  each
                                                                                               -------------------
                                      Wire Transfers (debit)                                   $    [          ]*  each
                                                                                               -------------------
                                      ASH transfers (debit)                                    $    [          ]*  each
                                                                                               -------------------



                                     These fees are based on charges by the Federal Reserve,
                                     FDIC and/or other depository Institutions and are
                                     subject to change when the respective expense is
                                     changed. You will be notified promptly of any changes
                                     in prices for these services.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OPTIONAL SERVICES                     Optional Services:
                                                                                               -------------------
                                      Weekly Customer Satisfaction Survey:                     $    [          ]*  per month
                                                                                               -------------------
                                      Survey Insertion into shipment Report
                                      analysis compilation & distribution
                                      Weekly report provided to client and
                                      reviewed by HFS management team Plus
                                      postage and supplies cost
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTERACTIVE VOICE RESPONSE            (Interactive Voice Response Scriptings):
                                                                                               -------------------
                                            1 to 5,000                                         $    [          ]*  per minute
                                                                                               -------------------
                                        5,001 to 10,000                                        $    [          ]*  per minute
                                                                                               -------------------
                                       10,001 to 20,000                                        $    [          ]*  per minute
                                                                                               -------------------
                                       20,001 to 30,000                                        $    [          ]*  per minute
                                                                                               -------------------
                                       30,001+                                                 $    [          ]*  per minute
                                                                                               -------------------
                                      Above IVR equipment rates are charged on per minute      $    [          ]*  per call
                                      basis
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SPECIAL PROJECTS FEES                 Special Projects Fees:
                                      Special projects include physical
                                      inventory, customer
                                      service/telemarketing operator
                                      training special inventory processing
                                      (assembly, rework, refurbishment,
                                      etc.)
                                      and close down service.

                                      All special projects are estimated by
                                      HFS and must be approved in writing by
                                      client before project commencement.

                                      Labor                                                         PER HOUR
                                                                                               -------------------
                                      Office, Regular                                          $    [          ]*  hour
                                                                                               -------------------
                                      Office, Overtime                                         $    [          ]*  hour
                                                                                               -------------------
                                      Office, Sunday/Holiday                                   $    [          ]*  hour
                                                                                               -------------------
                                      Warehouse/Regular                                        $    [          ]*  hour
                                                                                               -------------------
                                      Warehouse/Overtime                                       $    [          ]*  hour
                                                                                               -------------------
                                      Warehouse/Sunday/Holiday                                 $    [          ]*  hour
                                                                                               -------------------
                                      Supervisory, Regular                                     $    [          ]*  hour
                                                                                               -------------------
                                      Supervisory, Overtime                                    $    [          ]*  hour
                                                                                               -------------------
                                      Supervisory, Sunday/Holiday                              $    [          ]*  hour
                                                                                               -------------------
                                      Consulting Services                                      $    [          ]*  hour
                                                                                               -------------------
                                      Executive Consulting Services                            $    [          ]*  day
                                      Approved HFS travel                                           [          ]*
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DATA BASE SELECTION                   Initial Customer file/order file load per thousand       $    [          ]*  per thousand
                                      records
                                                                                               -------------------
                                      Selection Table Set Up (Source Codes) (output id)        $    [          ]*
                                                                                               -------------------
                                      Test Selection With no Output                            $    [          ]*
                                                                                               -------------------
                                      Live Execution of Data Base                              $    [          ]*
                                                                                               -------------------
                                      Build Negative Option Order File                         $    [          ]*
                                                                                               -------------------
                                      Interface to third party data base and drop shippers     $    [          ]*
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DATA PROCESSING                       Data processing support                                  $    [          ]*  order
                                                                                               -------------------
                                      Computer programming services                            $    [          ]*  per hour
                                                                                               -------------------
                                      Computer script changes (report distribution changes,    $    [          ]*  per hour
                                      tape set-up, job changes, etc.)
                                                                                               -------------------
                                      Orders transmitted via Email (Base rate)                 $    [          ]*
                                                                                               -------------------
                                      Orders transmitted via Web page (Base rate)              $    [          ]*  per month
                                                                                               -------------------
                                      Email and Web Page Price Ranges (cost per order)
                                           0 to 5000 Per Month                                 $    [          ]*  each
                                                                                               -------------------
                                        5001 to 10,000 Per Month                               $    [          ]*  each
                                                                                               -------------------
                                      10,001 to 20,000 Per Month                               $    [          ]*  each
                                                                                               -------------------
                                      20,001 to 30,000 Per Month                               $    [          ]*  each
                                                                                               -------------------
                                      30,001 to >      Per Month                               $    [          ]*  each
                                                                                               -------------------


                                      Data Storage:
                                                                                               -------------------
                                      Record storage fees - House file account record with     $    [          ]*  per month
                                      inactivity > 12 months
                                                                                               -------------------
                                      Order record (includes supplementary detail records)     $    [          ]*  per month
                                      completed > 12 months
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
OTHER                                 Other:
                                                                                               -------------------
                                      Supplies                                                 $    [          ]*
                                                                                               -------------------
                                      Materials                                                $    [          ]*
                                                                                               -------------------
                                      Stationary                                               $    [          ]*
                                                                                               -------------------
                                      Special Packaging Materials                              $    [          ]*
                                                                                               -------------------
                                      Postage and Courier                                      $    [          ]*
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                        Remote communications lines and hardware                 $    [          ]*
                                                                                               -------------------
                                      Telephone hardware (Voicemail Catalog Request)           $    [          ]*  each line
                                                                                               -------------------
                                      (This rate is calculated by dividing the peak hour in a
                                      month by 60 calls per hour)
                                                                                               -------------------
                                      Telephone hardware (orders)                              $    [          ]*  each line
                                                                                               -------------------
                                      (This rate is calculated by dividing the peak hour in a
                                      month by 15 calls per hour)
                                                                                               -------------------
                                      Outbound long distance usage                             $    [          ]*  hour
                                                                                               -------------------
                                      Toll free 800 usage (WATS charges)                       $    [          ]*  hour
                                                                                               -------------------
                                      Canadian toll free usage (WATS charges)     Costs varies on usage and
                                      province
------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS                           The following assumptions were made in
                                      compiling the transaction rates:
                                            Orders
                                              (Positive Option)            [          ]*
                                                                                                                    ----------------
                                              Telephone Percent            [          ]%*       Non-Order Call      [          ]%*
                                                                                                outs
                                                                                                                    ----------------
                                              Mail Percentage              [          ]%*       Non-Order Call in   [          ]%*
                                                                                                                    ----------------
                                              Transmittal Percent          [          ]%*       Catalog Request     [          ]%*
                                                                                                Phone
                                                                                                                    ----------------
                                              Shipments per order          [          ]*        Non-Order           [          ]%*
                                                                                                correspondence
                                                                                                                    ----------------
                                              Items per order              [          ]*        Call Tags           [          ]%*
                                                                                                                    ----------------
                                              Return/exchanges             [          ]%*       Tracers             [          ]%*
                                                                                                                    ----------------
                                              Returns Electronic           [          ]%*       Drop Ship %         [          ]%*
                                                                                                                    ----------------
                                              Receiving                    [          ]%*
                                                                                                                    ----------------
                                              Gift Wrap Percentage         [          ]%*       Catalog Request     [          ]%*
                                                                                                Mail
                                                                                                                    ----------------
                                              Gift Wrap Percentage         [          ]%*       Advances (Neg.      [          ]%*
                                                                                                Option)
                                                                                                                    ----------------


                                      The pricing was developed to these base assumptions and is subject to change if the assumptions change.
                                      Transaction rates are double for the following holidays:
                                      Christmas Eve, Christmas Day, New Year's Day, Memorial Day
                                      Easter, July 4th, Labor day, Thanksgiving


APPROVED CARRIERS                     Approved Carriers:  UPS, USPS, RPS, FEDX

                                      Non Approved Carriers: Airborne Express, Burlington

                                      Any Business Partner non-approved carriers will result in an additional charge of $[ ]* a shipment
                                      Any Business Partner requesting freight shipments will be charged a per-shipment charge.


                               ALLOY DESIGNS, INC.

                                    EXHIBIT E

                             SALES TAX JURISDICTIONS

                               ALLOY DESIGNS, INC.

                                    EXHIBIT F

                                    COMPANY'S
                            CERTIFICATE OF INSURANCE

                               ALLOY DESIGNS, INC.

                                    EXHIBIT G

                                      HFS'
                            CERTIFICATE OF INSURANCE

                               ALLOY DESIGNS, INC.

                                   SCHEDULE 1

                   HFS REPRESENTATION AND WARRANTY EXCEPTIONS

                                      None

                               ALLOY DESIGNS, INC.

                                   SCHEDULE 2

                 COMPANY REPRESENTATION AND WARRANTY EXCEPTIONS